Net (loss)/earnings per share (Tables)	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Basic and diluted earnings / (loss) per share
Basic and diluted (loss)/earnings per share is calculated by dividing the net (loss)/earnings available to common shareholders by the average number of common shares outstanding during the periods. Diluted earnings per share is calculated by adjusting the net (loss)/earnings available to common shareholders and the weighted average number of common shares used for calculating basic (loss)/earnings per share for the effects of all potentially dilutive shares. Such dilutive common shares are excluded when the effect would be to increase earnings per share or reduce a loss per share.

	For the year ended
	Dec 31, 2018	Dec 31, 2017	Dec 31, 2016
Numerator:
Net (loss)/profit	(42,939,001)	(12,490,335)	3,747,932
Denominator:
Weighted average number of shares outstanding	32,837,866	33,441,879	30,141,891
Net (loss)/earnings per share, basic and diluted	(1.31)	(0.37)	0.12